Exhibit 10.1

Loan Number: 1539105-9002

NOTE AND MORTGAGE MODIFICATION AGREEMENT

This NOTE AND MORTGAGE MODIFICATION AGREEMENT (“Agreement”) is dated as of the 10th day of December, 2013, by and between PCT ALLENDALE, LLC, a New Jersey limited liability company with an address at 4 Pearl Court, Allendale, New Jersey 07401 (hereinafter “Borrower”), TD BANK, N.A., a national banking association, as successor to COMMERCE BANK/NORTH, having a regional office at 71 Union Avenue, East Rutherford, New Jersey 07073 (hereinafter “Lender”), and the NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY, with offices at 36 West State Street, P.O. Box 990, Trenton, New Jersey (the “Authority”)

RECITALS:

WHEREAS, on October 31, 2007, Borrower executed and delivered to the Authority a Note (as previously amended, modified and/or supplemented, the “Note”) in the original principal amount of $3,120,000.00 (the “Loan”), which Note was assigned by the Authority to Lender, as successor to Commerce Bank/North, by Authority’s Assignment dated October 31, 2007 and recorded in the Office of the Bergen County Clerk on November 5, 2007 in Mortgage Book 17055 at Page 534 (the “Authority’s Assignment”) ; and

WHEREAS, the Loan is further evidenced by that certain Bond Agreement by and among the Borrower, Commerce Bank/North (Lender’s predecessor in interest), and the Authority dated October 31, 2007 (the “Bond Agreement”)

WHEREAS, the Loan is secured by, among other things, a first priority mortgage lien (as previously amended, modified and/or supplemented, the “Mortgage”) as to the real property owned by Borrower commonly known as 4 Pearl Court, Allendale, New Jersey 07401, Units A, B and C, and designated as Block 601, Lot 4.05, C0001, C0002 & C0003 on the Official Tax Map of the Borough of Allendale, County of Bergen, State of New Jersey (the “Mortgaged Property”), which Mortgage was dated October 31, 2007 and recorded in the Office of the Bergen County Clerk on November 5, 2007 in Mortgage Book 17055 at Page 496, together with an Absolute Assignment of Leases and Rents recorded in the Office of the Bergen County Clerk on November 5, 2007 in Mortgage Book 17055 page 522; and

WHEREAS, the Loan was further secured by a Corporate Guaranty executed by Progenitor Cell Therapy, LLC and NeoStem Family Storage, LLC (formerly DomaniCell, LLC) dated October 31, 2007, which Corporate Guaranty is now being reaffirmed by Reaffirmation of Guaranty being executed and delivered simultaneously in connection with this Agreement by Progenitor Cell Therapy, LLC and NeoStem Family Storage, LLC in favor of Lender (as previously amended, modified and/or supplemented, the “Guaranty”; the Note, Bond Agreement, Mortgage, Authority’s Assignment, Guaranty and any and all other documents executed in connection with the Loan are hereinafter collectively referred to as the “Loan Documents”); and

WHEREAS, the Borrower has requested that the Lender modify the Loan to, among other things, modify certain financial covenants and reporting requirements under the Loan Documents; and
WHEREAS, the Borrower and Lender have agreed to modify the Loan and the Loan Documents in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.     MODIFICATION OF LOAN.

1.Recitals and Representations Accurate. The above recitals are hereby made a part of this Agreement and Borrower acknowledges and agrees that each of the recitals is true and correct.

2.Ratification. All of the terms, covenants, provisions, representations, warranties, and conditions of the Loan Documents, as amended or modified hereby, are ratified, acknowledged, confirmed, and continued in full force and effect as if fully restated herein.

3.Addition of Corporate Guarantor. In connection with the execution of this Agreement, NeoStem, Inc., a Delaware corporation, is entering into that certain Guaranty of Payment to guaranty all of the obligations of the Borrower to the Lender under the Loan. Accordingly, any reference to the term “Guarantor” under the Loan Documents shall from this point forward mean, collectively, Progenitor Cell Therapy, LLC, NeoStem Family Storage, LLC and NeoStem, Inc.

4.Financial Covenants. Throughout the remaining term of the Loan, and so long as any obligations of Borrower or its assigns shall remain outstanding to Lender, (i) Borrower shall no longer be subject to Debt Service Coverage and Debt to Tangible Net Worth Ratio reporting requirements under the Loan Documents, if any (ii) NeoStem, Inc. and its subsidiaries collectively shall maintain a minimum unencumbered liquidity of $5,000,000.00, consisting of total cash balances reported by NeoStem, Inc. and its subsidiaries, to be tested quarterly beginning with the fiscal quarter ending December 31, 2013, (iii) Lender agrees Progenitor Cell Therapy LLC shall no longer be subject to a Debt Service Coverage Ratio and debt to tangible net worth ratio requirement (it being understood that Section 9.17 of the Bond Agreement is hereby deleted in its entirety). Capitalized terms not specifically defined herein shall have the meaning afforded to them in accordance with generally accepted accounting principles consistently applied (“GAAP”).

5.Financial Reporting. So long as any obligations of Borrower or their assigns shall remain outstanding to Lender, Borrower will deliver to Lender and to the Authority upon the Authority’s request, or cause to be delivered, (i) copies of any and all financial reports of NeoStem, Inc. submitted to the U.S. Securities and Exchange Commission (“SEC”) within fifteen (15) days of submission to the SEC, and (ii) annually, with reasonable promptness but in no event later than one hundred fifty (150) days after the end of each fiscal year, the company prepared business financial statements of Borrower and Progenitor Cell Therapy, LLC, beginning with the fiscal year ending December 31, 2013. Throughout the term of the Loan, Borrower with reasonable promptness, will deliver to Lender and to the Authority upon the Authority’s request such other information with respect to Borrower, Guarantor, or their affiliates or successors as Lender or the Authority may reasonably request from time to time. All financial statements shall be prepared in accordance with GAAP, shall be delivered in duplicate and shall be certified by the managing member of Borrower, if Borrower is a limited liability company, by a general partner of Borrower, if Borrower is a partnership, or by the treasurer or chief financial or accounting officer, if Borrower is a corporation or other type of entity. Such statement shall be accompanied by the certificate of the managing member, partner, treasurer or chief financial or accounting officer, as the case may be, of Borrower stating that he knows of no Event of Default, nor of any default which after notice or passage of time or both would constitute an Event of Default, which has occurred and is continuing, or, if any such default or Event of Default has occurred and is continuing, specifying the nature and period of existence thereof and what action Borrower has taken or proposes to take with respect thereto, and, except as otherwise specified, stating that Borrower has fulfilled all its obligations under this Loan Documents which are required to be fulfilled on or prior to the date of such certificate. All other financial reporting requirements contained in the Loan Documents (including but not limited to Section 9.06 of the Bond Agreement) are hereby deleted in their entirety.

6. Operating Accounts Section 9.15 of the Bond Agreement is hereby deleted in its entirety and replaced with the following: “The Borrower shall maintain its operating accounts with the Lender for the life of the Loan. Payments hereunder shall be made by direct charge to the demand deposit account maintained by the Borrower with the Lender. Borrower hereby consents to Lender making such charge.”

7.Fees. The Borrower shall pay to the Lender simultaneously upon receipt of this fully executed Agreement a non-refundable Modification Fee in the amount of $10,000.00, together with the fees and other client charges of the Lender’s counsel and title insurance company fees and charges, in connection with the (i) entering into of this Agreement and the defaults leading up to and the transactions contemplated by this Agreement, and such costs and expenses incurred to and including the date hereof, and (ii) the entering into of that certain Note and Mortgage Modification Agreement by and between Borrower and Lender simultaneously herewith relating to a Term Loan made by Lender to Borrower on November 30, 2010 in the original principal amount of $1,000,000.00. All sums which are to be paid by the Borrower to the Lender pursuant to this Section which are not paid when due shall be deemed additional interest under the Mortgage and the payment thereof shall be secured by the lien of the Mortgage.

2.     REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender that:

1.The person executing this Agreement is duly authorized to do so and to bind the Borrower to the terms hereof.

2.Each of the Loan Documents is a valid and legal binding obligation of the Borrower, enforceable in accordance with its terms, and is not subject to any defenses, counterclaims, or offsets of any kind.

3.All financial statements delivered to Lender were true, accurate and complete, in all material respects, as of the date of delivery to the Lender.

4.Since the date of the Loan Documents there has been no material adverse change in the condition, financial or otherwise, of any of the Borrower, except as disclosed to Lender in writing.

5.There exists no action, suit, proceeding or investigation, at law or in equity, before any court, board, administrative body or other entity, pending or, to Borrower’s actual knowledge, threatened, affecting any of the Borrower or any of its property, wherein an unfavorable decision, ruling or finding would materially adversely affect the business operations, property or financial condition of any of the Borrower.

6.To Borrower’s actual knowledge, there exists no event of default, or other circumstance that with the passage of time or giving of notice or both will become an event of default, under any of the Loan Documents.

3.    MISCELLANEOUS.

1.Definitions. Any capitalized term used in this Agreement and not otherwise defined herein shall have the meaning ascribed to such term in the Loan Documents.

2.Continued Validity of Original Loan Documentation. It is understood and agreed that the terms and conditions of this Agreement shall be incorporated in and to the terms and conditions of all the Loan Documents accompanying and delivered to the Lender in connection with the Loan so as to modify the Loan Documents as applicable to conform to the terms and conditions herein, including, but not limited to, the Note, the Mortgage, and related Loan Documents executed by Borrower, all of which Loan Documents shall remain in full force and effect in accordance with their terms, except as modified herein. Except as expressly modified herein, the Note, the Mortgage, and all other Loan Documents executed in connection therewith, shall continue in full force and effect, as valid and enforceable obligations binding against the parties in accordance with their respective terms. The parties hereto hereby expressly confirm and reaffirm all of their respective liabilities, obligations, duties and responsibilities under and pursuant to the Note, the Mortgage, and the other Loan Documents executed in connection therewith. The Mortgage shall remain as a first lien security interest on the Property securing the Note as modified and amended herein. The Borrower hereby represents, warrants and confirms that, to its actual knowledge, there are no setoffs, rights, claims or causes of action of any nature whatsoever which the Borrower has or may assert against the Lender with respect to the Note, the Mortgage, and the other Loan Documents executed in connection therewith. Any breach by Borrower of the terms and conditions contained in this Agreement shall be deemed an Event of Default as provided in the Note and Mortgage for which the Lender shall have all the rights and remedies reserved under the Loan Documents upon the occurrence of such Event of Default.

3.Conflicts. To the extent that the terms, covenants and conditions of the Note, Mortgage, and/or other Loan Documents shall conflict with those set forth herein, the terms, covenants and conditions of the Note, Mortgage, and other Loan Documents hereby are and shall be superseded and replaced by the terms, covenants and conditions set forth herein, and the Borrower agrees to comply with and be subject to all of the terms, covenants and conditions of the Note, Mortgage, and other Loan Documents as modified hereby.

4.No Novation. It is the intention of the parties hereto that this Agreement is an extension of the existing obligations of the Borrower under the Note and shall not constitute a novation and shall in no way adversely affect or impair the lien priority of the Mortgage. In the event this Agreement, or any portion hereof, or any of the instruments executed in connection herewith shall be construed or shall operate to affect the lien priority of the Mortgage, then to the extent such instrument creates a charge upon the Mortgaged Property, in excess of that contemplated and permitted thereby, and to the extent third parties acquiring an interest in the Mortgaged Property between the time of recording of the Mortgage and the recording of this Agreement are prejudiced hereby, if any, this Agreement shall be void and of no force and effect as to such third parties; provided, however, that, notwithstanding the foregoing, the parties hereto, as among themselves, shall be bound by all terms and conditions hereof until all indebtedness evidenced by the Note shall have been paid.

5.No Duress. The Borrower hereby states, acknowledges, and affirms that it has entered into this Agreement freely and without duress, having had the opportunity to seek and receive the advice of counsel in this matter.

6.LIMITATION ON LIABILITY. NO CLAIM MAY BE MADE BY THE BORROWER, ANY GUARANTOR OF THE LOAN, OR ANY OTHER PERSON AGAINST THE LENDER OR THE

AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF THE LENDER FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR, TO THE FULLEST EXTENT PERMITTED BY LAW, FOR ANY PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM OR CAUSE OF ACTION (WHETHER BASED ON CONTRACT, TORT, STATUTORY LIABILITY, OR ANY OTHER GROUND) BASED ON, ARISING OUT OF OR RELATED TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND THE BORROWER (FOR ITSELF AND ON BEHALF OF EACH OTHER PERSON) HEREBY WAIVES, RELEASES AND AGREES NEVER TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER SUCH CLAIM NOW EXISTS OR HEREAFTER ARISES AND WHETHER OR NOT IT IS NOW KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

7.RIGHT OF SETOFF. BORROWER HEREBY GRANTS TO LENDER A CONTINUING LIEN, SECURITY INTEREST AND AFTER THE OCCURRENCE AND CONTINUANCE OF AN EVENT OF DEFAULT, THE RIGHT OF SETOFF AS SECURITY FOR ALL LIABILITIES AND OBLIGATIONS TO LENDER, WHETHER NOW EXISTING OR HEREAFTER ARISING, UPON AND AGAINST ALL DEPOSITS, CREDITS, COLLATERAL AND PROPERTY, NOW OR HEREAFTER IN THE CUSTODY, SAFEKEEPING OR CONTROL OF LENDER OR ANY ENTITY UNDER THE CONTROL OF TD BANK, N.A. AND ITS SUCCESSORS AND ASSIGNS, OR IN TRANSIT TO ANY OF THEM, AT ANY TIME, WITHOUT DEMAND OR NOTICE. AFTER THE OCCURRENCE AND CONTINUANCE OF AN EVENT OF DEFAULT, LENDER MAY SET OFF THE SAME OR ANY PART THEREOF AND APPLY THE SAME TO ANY LIABILITY OR OBLIGATION OF BORROWER AND ANY GUARANTOR EVEN THOUGH UNMATURED AND REGARDLESS OF THE ADEQUACY OF ANY OTHER COLLATERAL SECURING THE LOAN ANY AND ALL RIGHTS TO REQUIRE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH REGARD TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

8.Mortgage Modification. This Agreement constitutes a “modification” of the Mortgage as defined in P.L. 1985, c. 353 (N.J.S.A. 46:9-8.1 et seq.) and is subject to the priority provisions of said law.

9.Severability. If any provision of this Agreement or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

10.Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

11.Complete Agreement. This Agreement and the other Loan Documents constitute the entire agreement and understanding between and among the parties hereto relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings among the parties hereto with respect to such subject matter.

12.Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and shall remain in full force and effect (and Lender shall be entitled to rely thereon) until released in writing by Lender. Lender may transfer and assign this Agreement and deliver the Collateral (as that term is defined in the Bond Agreement) to the assignee, who shall thereupon have all of the rights of Lender; and Lender shall then be relieved and discharged of any responsibility or liability with respect to this Agreement and the Collateral. Except as expressly provided herein or in the other Loan Documents, nothing, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

13.Further Assurance. Borrower will from time to time execute and deliver to Lender such documents, and take or cause to be taken, all such other further action, as Lender may reasonably request in order to effect and confirm or vest more securely in Lender all rights contemplated by this Agreement (including, without limitation, to correct clerical errors) or to vest more fully in or assure to Lender the security interest in the Mortgaged Property. To the extent permitted by applicable law, Borrower authorizes Lender to file financing statements, continuation statements or amendments without Borrower’s signature appearing thereon, and any such financing statements, continuation statements or amendments may be signed by Lender on behalf of Borrower, if necessary, and may be filed at any time in any jurisdiction. Lender may at any time and from time to time file financing statements, continuation statements and amendments thereto which contain any information required by the New Jersey Uniform Commercial Code (Title 12A N.J.S.A.) as amended from time to time (the “Code”) for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether Borrower is an organization, the type of organization and any organization identification number issued to Borrower. Borrower agrees to furnish any such information to Lender promptly upon Lender’s reasonable request. In addition, Borrower shall at any time and from time to time take such steps as Lender may reasonably request for Lender to insure the continued perfection and priority of Lender’s security interest in the Mortgaged Property and the preservation of its rights therein. Borrower hereby constitutes Lender its attorney-in-fact to execute, if necessary, and file all filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until this Agreement terminates in accordance with its terms, all obligations of Borrower to Lender are irrevocably paid in full and the Mortgaged Property is released.

14.Notices. Any notices under or pursuant to this Agreement shall be deemed duly received and effective if delivered in accordance with the notice requirements under the Mortgage.

15.Recordation. This Agreement may be recorded in the real estate records of the county in which the Mortgaged Property is located.

16.JURY WAIVER. BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, WAIVE (A) ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT, THE OBLIGATIONS, ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREE NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CAN NOT BE, OR HAS NOT BEEN WAIVED. BORROWER CERTIFIES THAT NEITHER LENDER NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

17.Authority’s Consent. In accordance with the terms of Section 9 of the Authority’s Assignment, the Authority has signed this Agreement consenting to: (a) this Agreement and the within waivers and modifications; (b) the Reaffirmation of Guaranty executed by Progenitor Cell Therapy, LLC and NeoStem Family Storage, LLC (more particularly described above); (c) the Guaranty of Payment executed by NeoStem, Inc. (more particularly described above); and (d) all other documents executed in connection with this Agreement. The Authority’s consent shall be effective only for the specific instance and for the purposes set forth herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the date first written above.

BORROWER:
WITNESS: Jessi Goebel                    PCT ALLENDALE, LLC,
a New Jersey limited liability company

By:     /s/ George Goldberger
Name:     George Goldberger
Title:     Managing Member

ACKNOWLEDGMENT
STATE OF NEW YORK        )
) ss.:
COUNTY OF NEW YORK    )

I CERTIFY THAT on December 10, 2013, George Goldberger [Name] personally came before me and acknowledged under oath to my satisfaction, that he is the Managing Member [Title] of PCT ALLENDALE, LLC, the New Jersey limited liability company named in the within instrument and is authorized to sign the within instrument on behalf of said limited liability company and, as such, signed, sealed and delivered this instrument as the voluntary act and deed of said limited liability company, made by authority and virtue of its Members.

Notary Public
Paige Cooperman
Commission expires June 20, 2015

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the date first written above.

LENDER:
WITNESS:    George Beyjoun                TD BANK, N.A.
successor to COMMERCE BANK/NORTH

By:    /s/ Charles Ponti
CHARLES M. PONTI
Regional Vice President

ACKNOWLEDGMENT

STATE OF NEW JERSEY    )
) ss.:
COUNTY OF BERGEN        )

On this 3rd day of December 2013, before me, the subscriber, personally appeared CHARLES M. PONTI, a Regional Vice President of TD BANK, N.A., the national banking association named in the foregoing instrument, who I am satisfied is the person named in and who executed the within instrument, and thereupon acknowledged that he signed, sealed and delivered the same in his capacity as a Regional Vice President of TD BANK, N.A. for the purposes therein expressed

Notary Public
Beverly Pomeroy
Commission expires July 9, 2018

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the date first written above.

AUTHORITY:
WITNESS: Darren Miller                NEW JERSEY ECONOMIC
DEVELOPMENT AUTHORITY

By:    /s/ John Rosenfeld
Name:     John Rosenfeld
Title:     Director-Bonds & Incentives

ACKNOWLEDGMENT

STATE OF NEW JERSEY    )
) ss.:
COUNTY OF MERCER    )

On this 26th day of November, 2013, before me, the subscriber, personally appeared John J. ROsenfeld [Name], a Director-Bonds & Incentives [Title] of the NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY, who I am satisfied is the person named in and who executed the within instrument, and thereupon acknowledged that he signed, sealed and delivered the same in his capacity as Director-Bonds & Incentives [Title] of the NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY for the purposes therein expressed

Notary Public
Renee Chavez-Caverly
Commission expires April 26, 2016